The Advisors’ Inner Circle Fund III

Rayliant Quantamental China Equity ETF (the “Fund”)

Supplement, dated January 21, 2021, to the Fund’s Prospectus and Statement of Additional Information (the “SAI”), each dated December 30, 2020

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective immediately, all references to the Fund’s address are changed to the following:

Rayliant Quantamental China Equity ETF
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Please retain this supplement for future reference.

RAY-SK-001-0100